UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15 (d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 8, 2003

                         NUTRITIONAL SOURCING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                 33-63372           65-0415593
   ------------------------------  ---------------  ----------------------
    (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)           File Number)     identification no.)


           1300 N.W. 22nd Street
           Pompano Beach, Florida                     33069
  ----------------------------------------    -----------------------
  (Address of principal executive offices)         (Zip code)

     Registrant's telephone number, including area code: (954) 977-2500
                                                         ---------------

     Registrant's former name
     ------------------------


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

      On April 1, 2003, Nutritional Sourcing Corporation (the "Company") filed with the United States Bankruptcy Court for the District of Delaware (Case No. 02-12550 PJW) an Amended Schedule G to the Amended Summary of Schedules, filed on January 17, 2003, with the United States Bankruptcy Court for the District of Delaware. Amended Schedule G is attached hereto as Exhibit 99.1.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      The Company filed its monthly operating report for the period extending from January 26, 2003 through February 22, 2003 (the "Operating Report") with the United States Bankruptcy Court for the District of Delaware, from which certain excerpted financial information is attached hereto as Exhibit 99.2. This report was filed in connection with the Company's voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code in Case No. 02-12550.

      The Company cautions readers not to place reliance upon the information contained in the Operating Report. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in the format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating Report.

      The Company will not timely file its Form 10-Q for its first fiscal quarter (16 weeks) ended February 22, 2003 of its fiscal year (52 weeks) ending November 1, 2003.


ITEM 7  FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)      Exhibit.      Document Description

                   99.1          Amended Schedule G, filed with the U.S.
                                 Bankruptcy Court for the District of Delaware on April 1, 2003, to the Amended Summary of Schedules, filed with the U.S. Bankruptcy Court for the District of Delaware on January 17, 2003.

                   99.2 Monthly Operating Report for the Period January 26, 2003 to February 22, 2003.



SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             Nutritional Sourcing Corporation

April 8, 2003                By: /s/ Daniel J. O'Leary
                                 ---------------------------
                                 Daniel J. O'Leary
                                 Executive Vice President
                                 And Chief Financial Officer



























                                                                  Exhibit 99.1

FORM B6A
(6/90)

In re Nutritional Sourcing Corporation               Case No.   02-12550-PJW
      ----------------------------------                      ----------------
                                                                  if known


                                       AMENDED

                SCHEDULE G ? EXECUTORY CONTRACTS AND UNEXPIRED LEASES

   Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor's interest in contract, i.e., "Purchaser, " "Agent, " etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described.

   NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

( )Check this box if debtor has no executory contracts or unexpired leases.





                                                  DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF
                                                   DEBTOR'S INTEREST. STATE WHETHER LEASE IS FOR
  NAME AND MAILING ADDRESS, INCLUDING ZIP CODE     NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT
   OF OTHER PARTIES TO THE LEASE OR CONTRACT.           NUMBER OF ANY GOVERNMENT CONTRACT
_______________________________________________  ________________________________________________

  Sonnenblick-Goldman Company            Financial advisor in the financing of
  712 Fifth Avenue                       Campo Rico Warehouse/Distribution
  New York, NY 10019                     Facility and Campo Rico Pueblo
                                         Grocery Strip Center




















FORM B6A
(6/90)

In re Nutritional Sourcing Corporation               Case No.   02-12550-PJW
      ----------------------------------                      ----------------
                                                                  if known


                     DECLARATION CONCERNING DEBTOR'S AMENDED SCHEDULE
                DECLARATION UNDER PENALTY OF PERJURY BY INDIVIDUAL DEBTOR

         (If completed by an individual or individual and spouse)


      I declare under penalty of perjury that I have read the foregoing amended schedule and that it is true and correct to the best of my knowledge, information and belief.

                                       Signature _____________________________
Date ___________                       of Debtor


                                       Signature _____________________________
Date ___________                       of Joint Debtor
                                       (if any)



         (If completed on behalf of a partnership or corporation)


      I declare under penalty of perjury that I have read the foregoing amended schedule and that it is true and correct to the best of my knowledge, information and belief.


Date  4/1/03                           Signature /s/ Daniel J. O'Leary
     ----------                                 ------------------------------
                                                Daniel J. O'Leary
                                                Chief Financial Officer



         (An individual signing on behalf of partnership or corporation must indicate position or relationship to debtor.)











 Penalty for making false statement: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. SS152 and 3571








                                                                  EXHIBIT 99.2
                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------------------

In re:                                               Case No.:  02-12550 (PJW)
Nutritional Sourcing Corporation

-----------------------------------------------------------------------------

                     MONTHLY OPERATING REPORT FOR THE
               PERIOD JANUARY 26, 2003 TO FEBRUARY 22, 2003



      The undersigned declares under penalty of perjury (28 U.S.C. Section
 1746) that this report is true and correct to the best of my knowledge.


Date: March 26, 2003


Nutritional Sourcing Corporation



By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
    Executive Vice President
    And Chief Financial Officer





























NUTRITIONAL SOURCING CORPORATION
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE PERIOD JANUARY 26, 2003 TO FEBRUARY 22, 2003

I.  Nutritional Sourcing Corporation (Parent Only)
    Unaudited Special-Purpose Financial Statements

  A. Special-Purpose Statement of Operations for the period
     January 26, 2003 to February 22, 2003
  B. Special-Purpose Balance Sheet as of February 22, 2003
     and September 4, 2002
  C. Cash Receipts and Disbursements for the period September 4, 2002 to February 22, 2003
  D. Schedule of Professional Fees and Expenses for the period
     September 4, 2002 to February 22, 2003
  E. Summary of Post Petition Taxes for the period September 4, 2002 to February 22, 2003
  F. Accounts Receivable Reconciliation and Aging as of February 22, 2003
  G. Bank reconciliations (the companies copies are attached) and copies of Bank statements.*


II.  Debtor Questionnaire

































__________________________________________________________________________

* Omitted from Form 8-K.


NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE STATEMENT OF OPERATIONS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              CUMULATIVE FILING
                                                              PERIOD               TO DATE
                                                        -----------------     -----------------
                                                         JANUARY 26, 2003     SEPTEMBER 4, 2002
                                                               TO                     TO
                                                        FEBRUARY 22, 2003     FEBRUARY 22, 2003
                                                        -----------------     -----------------
SALES                                                    $          0          $          0

Cost of Sales                                                       0                     0
                                                        -----------------     -----------------

GROSS MARGIN                                                        0                     0

Selling, general and administrative expenses                        0                     0
                                                        -----------------     -----------------

OPERATING PROFIT                                                    0                     0

Interest income (expense):
  Interest income                                               1,324                 7,900
  Interest expense: amortization of original
     issue discount                                               (36)                 (219)
                                                        -----------------     -----------------
Net interest income                                             1,288                 7,681
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND TAXES         1,288                 7,681

Reorganization items                                            1,466                 2,672
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE TAXES                                   (178)                5,009

Income Tax expense                                                  0                   174
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE EARNINGS OF SUBSIDIARIES                (178)                4,835

Equity in earnings (loss) of subsidiaries                        (998)               (6,148)
                                                        -----------------     -----------------

NET INCOME (LOSS)                                        $     (1,176)          $    (1,313)
                                                        =================     =================

















NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE BALANCE SHEET
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        AS OF
                                                            ------------------------------
                                                              FEBRUARY 22,   SEPTEMBER 4,
                                                                 2003           2002
                                                            --------------  --------------
ASSETS

CURRENT ASSETS
  Cash & cash equivalents                                    $        499    $          0
  Accounts receivable                                              17,045           9,662
  Notes receivable, net of Unamortized Premium of
     $523 and $1,040 as of February 22, 2003
     and September 4, 2002, respectively                          161,760         161,243
  Prepaid expenses                                                    375           1,660
                                                            --------------  --------------

TOTAL CURRENT ASSETS                                              179,679         172,565

  Bond issue costs ? 1993 issue                                       207             426
  Deferred tax asset ? original issue discount                      1,579           1,209
  Equity in subsidiaries                                           53,671          59,817
                                                            --------------  --------------

TOTAL ASSETS                                                 $    235,136    $    234,017
                                                            ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Interest Payable                                          $          0    $      9,977
  Bonds Payable, net of Unamortized Discount of
     $1,052 as of September 4, 2002                                    0         176,231
  Accrued expenses                                                   795               0
  Deferred income taxes payable                                      544               0
  Intercompany payable                                             1,093          11,203
                                                           --------------  --------------

TOTAL CURRENT LIABILITIES                                          2,432         197,411

  Other liabilities                                                    0               0
                                                           --------------  --------------

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                        2,432               0

LIABILITIES SUBJECT TO COMPROMISE                                197,411         197,411

  Common stock ($0.10 par value)                                       0               0
  Additional paid in capital                                      91,500          91,500
  Retained earnings (deficit)                                    (56,207)        (54,894)
                                                           --------------  --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $    235,136    $    234,017
                                                           ==============  ==============

Memo:
LIABILITIES SUBJECT TO COMPROMISE
  Notes payable                                             $    176,231
  Interest payable                                                 9,977
  Intercompany payable                                            11,203
                                                           --------------
                                                            $    197,411
                                                           ==============

NUTRITIONAL SOURCING CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                              PERIOD                 CUMULATIVE FILING TO DATE
                                 ------------------------------    -----------------------------
                                     FROM JANUARY 26, 2003              FROM SEPTEMBER 4, 2002
                                      TO FEBRUARY 22, 2003               TO FEBRUARY 22, 2003
                                 ------------------------------    -----------------------------

                                    ACTUAL          PROJECTED         ACTUAL         PROJECTED
                                 -------------    -------------    ------------    -------------
Cash Receipts:
  Loans and advances (1)          $         0      $         0      $    1,020      $     3,858
                                 -------------    -------------    ------------    -------------

  CASH INFLOWS                              0                0           1,020            3,858
                                 -------------    -------------    ------------    -------------

Cash Disbursements:
  Professional fees                         0                0             521            3,840
  U.S. Trustee fees                         0                0               0               18
                                 -------------    -------------    ------------    -------------

  CASH OUTFLOWS                             0                0             521            3,858
                                 -------------    -------------    ------------    -------------

  NET CASH INFLOWS (OUTFLOWS)     $         0      $         0      $      499      $         0
                                 =============    =============    ============    =============


(1) All loans and advances were made to NSC by its operating subsidiaries.





























NUTRITIONAL SOURCING CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
-----------------------------------------------------------------------------

                                        FOR THE PERIOD SEPTEMBER 4, 2002 TO FEBRUARY 22, 2003
                                   -------------------------------------------------------------
                                      BILLED
NAME                                  AMOUNT           PAID           UNPAID           TOTAL
----                               -------------   -------------   -------------   -------------

Alvarez & Marsal                    $    82,091     $    82,091     $         0     $    82,091

Ashby & Geddes                           17,713               0          17,713          17,713

Bowne of Miami                           16,485               0          16,485          16,485

D.F. King & Co., Inc.                     7,527               0           7,527           7,527

Duane Morris LLP                         50,000          50,000               0          50,000

Gavin Anderson                           34,459          34,459               0          34,459

Kaye Scholer LLP                         82,799               0          82,799          82,799

Jeffries & Company                      755,292         352,777         402,513         755,292

Milbank, Tweed, Hadley & McCloy          60,000               0          60,000          60,000

Stroock & Stroock & Lavan LLP           199,463               0         199,463         199,463

Other                                     9,514           1,514           8,000           9,514


                                   -------------   -------------   -------------   -------------

TOTAL                               $ 1,315,342     $   520,841     $   794,500     $ 1,315,342
                                   =============   =============   =============   =============



























NUTRITIONAL SOURCING CORPORATION
SUMMARY OF POSTPETITION TAXES FROM THE PERIOD SEPTEMBER 4, 2002
  TO FEBRUARY 22, 2003
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                        Beginning     Amount                                          Ending
                           Tax      Withheld or    Amount       Date      Check No.     Tax
                        Liability     Accrued       Paid        Paid       or EFT    Liability
                       -----------  -----------  ----------  ----------  ----------  ----------
FEDERAL:

  Income:
    Accrued provision   $       0    $     544    $      0    $      0    $      0    $    544
                       -----------  -----------  ----------  ----------  ----------  ----------

TOTAL                   $       0    $     544    $      0    $      0    $      0    $    544
                       ===========  ===========  ==========  ==========  ==========  ==========











































NUTRITIONAL SOURCING CORPORATION
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                               AS OF
                                                                         FEBRUARY 22, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
  Total Accounts Receivable at the beginning of the reporting period        $    15,811

  + Amounts billed during the period                                              1,234

  - Amounts collected during the period                                               0
                                                                        ------------------
  Total Accounts Receivable at the end of the reporting period              $    17,045
                                                                        ==================


                                                                               AS OF
                                                                         FEBRUARY 22, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE AGING:
  0 - 30 days old                                                           $     1,234

  31 - 60 days old                                                                1,230

  61 - 90 days old                                                                1,230

  91+ days old                                                                   13,351
                                                                        ------------------
  Total Accounts Receivable                                                      17,045

  Amounts considered uncollectible (Bad Debt)                                         0
                                                                        ------------------
  Accounts Receivable (Net)                                                 $    17,045
                                                                        ==================






















                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

 CASE NAME: Nutritional Sourcing Corporation    CASE NO.:  02-12550 (PJW)
            --------------------------------               --------------

             FOR THE PERIOD SEPTEMBER 4, 2002 TO FEBRUARY 22, 2003


                          DEBTOR QUESTIONAIRRE


 1.  Have any assets been sold or transferred outside
     the normal course of business this reporting
     period?  If yes, provide an explanation below.       Yes ( )      No (x)

 2.  Have any funds been disbursed from any account
     other than a debtor in possession account this
     reporting period?  If yes, provide an explanation
     below.                                               Yes ( )      No (x)

 3.  Have all postpetition tax returns been timely
     filed?  If no, provide an explanation below.         Yes (x)      No ( )

 4.  Are worker's compensation, general liability
     and other necessary insurance coverages in
     effect?  If no, provide an explanation below.        Yes (x)      No ( )


































NUTRITIONAL SOURCING CORPORATION
CAUTIONARY STATEMENT WITH RESPECT TO OPERATING REPORTS

------------------------------------------------------------------------------

 The Company cautions readers not to place undue reliance upon the information contained in the monthly operating report (the "Operating Report"). The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

 The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to prosecute, confirm and consummate a plan of reorganization with respect to its Chapter 11 case; risks associated with third parties eventually attempting to obtain court approval to terminate or shorten the exclusivity period for the Company to propose and confirm a plan of reorganization, for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 case; the potential adverse impact of the Chapter 11 case on the Company's results of operations; the ability of the Company to fund and execute its business plan; and the ability of the Company to attract, motivate and/or retain key executives and associates. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended November 3, 2001, the quarterly report on Form 10-Q for the Company's fiscal quarter ended August 10, 2002, and reports subsequently filed by the Company with the SEC. Nutritional Sourcing Corporation disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

 Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of the Company's common stock receiving no value for their interests. Because of such possibilities, the value of the common stock is highly speculative. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

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